EQ ADVISORS TRUSTSM

Multimanager Mid Cap Value Portfolio — Class IA and IB Shares

SUPPLEMENT DATED OCTOBER 22, 2018 TO THE SUMMARY PROSPECTUS DATED MAY 1, 2018

This Supplement updates certain information contained in the Summary Prospectus of the Multimanager Mid Cap Value Portfolio (“Portfolio”), a series of EQ Advisors Trust (“Trust”), dated May 1, 2018. You should read this Supplement in conjunction with the Summary Prospectus and retain it for future reference. You may obtain an additional copy of the Summary Prospectus, or a copy of the Prospectus and Statement of Additional Information, free of charge, by writing to the Trust at 1290 Avenue of the Americas, New York, New York 10104, or you can view, print, and download a copy of these documents at the Trust’s website at www.axa-equitablefunds.com.

The purpose of this Supplement is to provide you with information regarding portfolio managers changes with respect to the Multimanager Mid Cap Value Portfolio (the “Portfolio”):

Multimanager Mid Cap Value Portfolio — Class IA and IB Shares

Justin C. Maurer and Thomas B. Maher no longer serve as members of the team that are jointly and primarily responsible for the securities selection, research and trading for a portion of the Active Allocated Portion of the Portfolio.

References to Justin C. Maurer and Thomas B. Maher contained in the section of the Summary Prospectus entitled “Who Manages the Portfolio — Sub-Adviser: Lord, Abbett & Co. LLC” are hereby deleted in their entirety.

The table in the section of the Summary Prospectus entitled “Who Manages the Portfolio — Sub-Adviser: Lord, Abbett & Co. LLC (“Lord Abbett”)” is hereby deleted in its entirety and replaced with the following information:

Portfolio Managers: The members of the team that are jointly and primarily responsible for the securities selection, research and trading for a portion of the Active Allocated Portion of the Portfolio are:

Name	Title	Date Began Managing the Portfolio
Eli Rabinowich	Portfolio Manager of Lord Abbett	October 2018
John C. Hardy	Portfolio Manager of Lord Abbett	October 2018